CONVERSION AGREEMENT
This CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of the 28th day of June, 2006 by and among:
(1)	CANARGO ENERGY CORPORATION, a Delaware Corporation (the “Company”);

(2)	THE PERSONS whose names and addresses are set out in Schedule 1 (the “Subordinated Noteholders” and individually a “Subordinated Noteholder”); and

(3)	PERSISTENCY, a company incorporated under the laws of the Cayman Islands (“Persistency”).
WHEREAS
(A)	The Company proposes to admit to trading on the AIM Market of the London Stock Exchange plc (or other recognised national stock exchange) one of its indirect wholly owned subsidiaries, Tethys Petroleum Investments Limited (“Tethys”), and concurrently undertake a fundraising in respect of Tethys (the “IPO”).

(B)	On or around the date of this Agreement Persistency and the Subordinated Noteholders have entered into an agreement pursuant to which the Subordinated Noteholders have sold to Persistency $5 million of the principal amount of the Subordinated Notes issued under and pursuant to that certain Note and Warrant Purchase Agreement (the “NWPA”) dated as of 3 March 2006 by and among the Company and the Subordinated Noteholders.

(C)	The Subordinated Noteholders and Persistency have certain rights under the NWPA and the ancillary documents associated therewith, which rights include, without limitation, the right pursuant to Section 11.7 of the NWPA to convert the principal amount of each Subordinated Note from time to time in whole or in part into Tethys Common Stock (as defined in the NWPA).

(D)	The Subordinated Noteholders and Persistency on or around the date of this Agreement have entered into a letter agreement with the Company pursuant to which the Subordinated Noteholders and Persistency have conditionally agreed to waive and release certain of their rights in connection with the NWPA.

(E)	To the extent they hold Subordinated Notes, the Subordinated Noteholders and Persistency are willing to agree to convert their Subordinated Notes into Tethys Common Stock in accordance with Section 11.7 of the NWPA on the terms and subject to the conditions set out in this Agreement.
IT IS AGREED as follows:
1	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement the following words and expressions shall, unless the context otherwise requires, have the following meanings:

“Admission” means the admission of the Tethys Common Stock to trading on the AIM becoming effective and a reference to Admission “becoming effective” shall be construed as a reference to the London Stock Exchange issuing a dealing notice to that effect in accordance with rule 6 of the AIM Rules;

“AIM Rules” means the AIM Rules for Companies issued by the London Stock Exchange;

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or London are required or authorized to be closed;

“Conversion Date” means the date five Business Days prior to the date of the Tethys Closing or such other later date prior to the Tethys Closing as notified by the Company to the Subordinated Noteholders and Persistency;

“London Stock Exchange” means the London Stock Exchange plc;

“Nominated Adviser” has the meaning given to the expression “nominated adviser” in the AIM Rules;

“Note Purchase Agreement” means the Note Purchase Agreement dated as of 25 July 2005 by and among the Company, Ingalls & Snyder Value Partners L.P. and the Purchasers (as defined therein);

“Senior Noteholders” means the holders of the Senior Secured Note;

“Senior Secured Note” means the Senior Secured Note issued by the Company pursuant to the Note Purchase Agreement; and

“Tethys Closing” means the date of delivery by Tethys’ Nominated Adviser to the London Stock Exchange of a duly completed and signed application for Admission in the form prescribed by the London Stock Exchange in accordance with rule 5 of the AIM Rules.

1.2	Words and expressions defined in the NWPA shall have the same meanings herein except in so far as expressly varied by or inconsistent with the provisions of this Agreement.

2	CONDITIONS PRECEDENT

2.1	The Subordinated Noteholders and Persistency agree that they shall convert the entire principal amount outstanding under the Subordinated Notes into shares of Tethys Common Stock pursuant to Section 11.7 of the NWPA conditional upon the prior or contemporaneous satisfaction or waiver of the following conditions:
(a)	The Senior Noteholders and the Company shall have entered into a letter agreement releasing certain rights and providing certain consents under the Note Purchase Agreement to permit the IPO and the transactions contemplated thereby in compliance with the terms of the Note Purchase Agreement, provided, however that a minimum of $18 million of aggregate gross proceeds are raised by Tethys;

(b)	Tethys’ Nominated Adviser or Broker shall have confirmed in writing to Persistency and the Subordinated Noteholders that the pre-money valuation of Tethys immediately prior to the IPO is at least $52 million; and

(c)	Tethys shall have confirmed in writing to Persistency and the Subordinated Noteholders that the aggregate gross proceeds received by Tethys and the Company on completion of the IPO are intended to be distributed and/or applied as follows, depending on the total level of funds received:
(i)	In the event that the aggregate gross proceeds of the IPO do not exceed $25 million, all such proceeds shall be retained by Tethys.

(ii)	In the event that the aggregate gross proceeds of the IPO exceed $25 million, then proceeds of the sale by the Company of Tethys Common Stock, which may represent up to 50% of the aggregate gross proceeds in excess of $25 million, shall be distributed to the Company and the balance of the aggregate gross proceeds shall be retained by Tethys.
All fees and expenses of the IPO shall be allocated to the Company and Tethys in proportion to the gross proceeds received by them respectively. Fifty percent (50%) of all net proceeds received by the Company from the IPO shall be used to prepay in part the principal amount of the Senior Secured Notes then outstanding (the “Tethys Prepayment Amount”).

(d)	Concurrently with the receipt by the Company of any proceeds from the IPO, the Company shall deposit with Ingalls & Snyder LLC as escrow agent (the “Escrow Agent”) an amount equal to the Tethys Prepayment Amount (the “Escrow Amount”) to prepay at the applicable Redemption Price (as defined in Section 9.5 of the Note Purchase Agreement) all or a portion of the indebtedness outstanding as of the deposit date represented by Senior Secured Notes, to be held by the Escrow Agent in an interest bearing account (the “Escrow Account”) pursuant to the terms of an Escrow Agreement in substantially the form of Schedule 2 attached hereto (the “Escrow Agreement”) until the earlier of (i) the conversion of the Senior Secured Notes in accordance with the provisions of Section 10.7 of the Note Purchase Agreement or (ii) December 31, 2006. In the event the Senior Noteholders elect to convert their Senior Secured Notes prior to December 31, 2006, then the Escrow Agent shall promptly refund all amounts held in the Escrow Account to the Company, including all interest earned on any amounts held in the Escrow Account. In the event, however, that the Senior Noteholders do not elect so to convert their Senior Secured Notes on or prior to December 31, 2006, then all amounts held in the Escrow Account shall be used to prepay the Senior Secured Notes in accordance with the provisions of Section 9 of the Note Purchase Agreement, including all accrued and unpaid interest.
2.2	The Subordinated Noteholders and Persistency each agree to provide a guaranty in substantially the form of Schedule 3 attached hereto (each a “Senior Note Guaranty” and together the “Senior Note Guaranties”) to the Senior Noteholders in an aggregate amount of $6,500,000, on the terms set forth in the Senior Note Guaranties.

2.3	Notwithstanding Clause 2.1:
(a)	Persistency and the Required Holders (as defined in the NWPA) shall be entitled by notice in writing given to the Company to waive (to such extent as they may think fit) compliance with the conditions stated in Clauses 2.1(a), (b) and (c);

(b)	The Company shall be entitled by notice in writing given to Persistency and the Subordinated Noteholders to waive (to such extent as they may think fit) compliance with the conditions stated in Clause 2.1(a); and

(c)	Ingalls & Snyder Value Partners L.P., as a Required Holder (as defined in the Note Purchase Agreement) on behalf of the Senior Noteholders, shall be entitled by notice in writing to the Company and Persistency to waive (to such extent as it may think fit) compliance with the condition stated in Clause 2.1(d).
2.4	If any of the conditions in Clause 2.1 has not been satisfied or waived by 31 December 2006 (or by such later date as may be agreed in writing between Persistency, the Subordinated Noteholders, Ingalls & Snyder Value Partners L.P. and the Company), then, without prejudice to any accrued rights of the parties arising in respect of any of the provisions of this Agreement, this Agreement shall, other than Clause 3.3, thereupon cease to have effect.

3	CONVERSION

3.1	Subject to the terms of Clause 2, on and with effect from the Conversion Date Persistency and the Subordinated Noteholders shall convert the entire outstanding principal amount of the Subordinated Notes held by each of them respectively into Tethys Common Stock pursuant to Clause 11.7 of the NWPA (the “Conversion”). Accrued interest through the Conversion Date in respect of the Subordinated Notes shall be payable by the Company at the time of the Conversion.

3.2	The Tethys Common Stock shall be divided amongst Persistency and the Subordinated Noteholders in the proportions of the Subordinated Notes held by them respectively.

3.3	Pending the Conversion, and from and after the date set forth in Clause 2.3 if the Conversion has not occurred by such date, the Subordinated Noteholders, Persistency and the Company agree that, the provisions of Section 19.1 of the NWPA to the contrary notwithstanding, Section 11.7 of the NWPA may not be modified or amended without the written consent of the holders of 65% Subordinated Notes then outstanding.

3.4	Notwithstanding the provisions of Clause 2.1(b), in the event that the IPO is completed on a pre-money enterprise valuation of less than $52 million, the Subordinated Noteholders shall be issued with such number of additional shares of Tethys Common Stock (the “Additional Tethys Shares”) at the IPO price in pro rata proportion to their interests in the Subordinated Notes such that the Additional Tethys Shares taken together with the shares received upon conversion of the outstanding principal amount of the Subordinated Notes held by each of them respectively (converted pursuant to Clause 11.7 of the NWPA) shall equal $13 million in aggregate value of Tethys Common Stock.

4	WARRANTS

4.1	The consideration payable to Persistency and the Subordinated Noteholders for the conversion of their Subordinated Notes into Tethys Common Stock pursuant to Clause 3 shall be the issue by the Company of warrants to purchase up to an aggregate of 13 million shares, at an exercise price of $1.00 per share (subject to adjustment), of the Company’s common stock par value $0.10 per share (the “Compensation Warrants”). The Compensation Warrants issuable to the Subordinated Noteholders pursuant to this Clause 4.1 shall be issued to the Subordinated

Noteholders on the Conversion Date and the Compensation Warrants issuable to Persistency pursuant to this Clause 4.1 shall be issued to Persistency on the date of this Agreement.

4.2	The Compensation Warrants to be issued to the Subordinated Noteholders shall be substantially in the form set out in Schedule 4, with such changes thereto, if any, as may be approved by the Required Holders (as defined in the NWPA) and the Company in respect of their respective Compensation Warrants.

4.3	The Compensation Warrants to be issued to Persistency shall be substantially in the form set out in Schedule 5, with such changes thereto, if any, as may be approved by Persistency and the Company.

4.4	The Compensation Warrants shall be divided amongst Persistency and the Subordinated Noteholders in the proportions of the Subordinated Notes held by them respectively.

5	GENERAL

5.1	Further Assurance

The parties shall at their own cost do or procure the doing of all such acts and things and/or execute or procure the execution of all such documents as are reasonably required to give effect to the provisions of this Agreement.

5.2	Assignment

Neither party shall be entitled to assign in whole or in part any rights and/or obligations arising under this Agreement to a third party without the prior written consent of the other party.

5.3	Entire Agreement

This Agreement together with the Note Purchase Agreement and the NWPA constitute the entire agreement among the parties with respect to the matters dealt with herein and supersedes any previous agreement among the parties in relation to such matters.

5.4	Variation

No variation of this Agreement shall be valid or effective unless made by an instrument in writing signed by the parties hereto.

5.5	Waiver

No waiver by either party of any of the requirements hereof or of any of its rights hereunder shall be effective unless given in writing and signed by or on behalf of that party and no forbearance, delay or indulgence by either party in enforcing the provisions of this Agreement shall prejudice or restrict the rights of that party nor shall any waiver by that party of any of the requirements hereof or any of its rights hereunder release the other from full performance of its remaining obligations stated herein.

5.6	Severability

Each provision of this Agreement shall be construed separately and (save as otherwise expressly provided herein) none of the provisions hereof shall limit or govern the extent, application or construction of any other of them and notwithstanding that any provision of this Agreement may prove to be illegal or unenforceable the remaining provisions of this Agreement shall continue in full force and effect.

5.7	Counterparts

This Agreement may be executed in any number of counterparts and by each of the parties on separate counterparts each of which when executed and delivered shall be deemed to be an original, but all the counterparts together shall constitute one and the same agreement.

5.8	Law and Jurisdiction

5.8.1	This Agreement shall be governed by and construed in accordance with the law of the State of New York.

5.8.2	Each party hereby submits to the non-exclusive jurisdiction of the Courts of New York as regards any claim, dispute or matter arising out of or in connection with this Agreement and its implementation and effect.

5.9	Binding Effect

This Agreement shall be binding upon the parties hereto and their successors in interest and assigns.

5.10	Notices

All notices, demands, elections, requests and communications provided for hereunder shall be in writing and sent: (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
          (i) if to Persistency or to the Subordinated Noteholders, to Persistency or to the Subordinated Noteholders at their respective addresses as set forth on the books maintained by the Company, or at such other address as Persistency or any Subordinated Noteholder shall have specified to the Company in writing,
          (ii) if to the Company, to the Company at its principal executive office to the attention of Chief Executive Officer, or at such other address as the Company shall have specified to Persistency and the Subordinated Noteholders in writing.
     Notices under this Section 5.10 will be deemed given only when actually received.
[signature pages follows]

IN WITNESS of which the parties have executed and delivered this document as a deed on the date first before written.
SIGNED by

For and on behalf of CANARGO
ENERGY CORPORATION

Name:

Title:

For and on behalf of PERSISTENCY

Name:

Title:

SIGNED by

For and on behalf of
PENRITH LTD

Name:

Title:

SIGNED by

THOMAS L GIPSON
SIGNED by

ROBERT L GIPSON

AGREED AND ACKNOWLEDGED

INGALLS & SNYDER LLC

By:

Name:

Title:

INGALLS & SNYDER VALUE PARTNERS L.P.

By:

Name:

Title:

SCHEDULES
SCHEDULE 1
Subordinated Noteholders

Name of Subordinated Noteholder

Penrith Ltd

Thomas L Gipson

Robert L Gipson

SCHEDULE 2
Form of Escrow Agreement

SCHEDULE 2
FORM OF ESCROW AGREEMENT
     THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of ___, 200_, by CANARGO ENERGY CORPORATION, a Delaware corporation, (the “Company”) and INGALLS & SNYDER LLC, as Escrow Agent hereunder (the “Escrow Agent”). All capitalized terms not otherwise expressly defined herein shall have the meanings ascribed thereto in that certain Conversion Agreement dated as of June 28, 2006 (the “Conversion Agreement”) by and among the Company, Persistency, a Cayman Islands Company and the holders of the Company’s Senior Subordinated Convertible Guaranteed Notes due September 1, 2009.
BACKGROUND
     WHEREAS, pursuant to the terms of Section 2.1(d) of the Conversion Agreement the Company has agreed to deposit the Tethys Prepayment Amount with the Escrow Agent to prepay all or a portion of the Company’s Senior Secured Notes as contemplated in such Section;
     WHEREAS, the Company has completed the Tethys IPO and desires to deposit the Tethys Prepayment Amount with the Escrow Agent as contemplated by Section 2.1(d) of the Conversion Agreement;
     WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement; and
     WHEREAS, in order to establish the escrow of funds and to effect the provisions of Section 2.1(d) of the Conversion Agreement, the parties hereto have entered into this Agreement.
     NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:
          Definitions. The following terms shall have the following meanings when used herein:
               “Escrow Funds” means the funds deposited with Escrow Agent pursuant to this Agreement.
               “Joint Written Direction” means a written direction executed by Ingalls & Snyder Value Partners LP and the Company directing the Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.
               “Escrow Period” shall begin with the date hereof and shall terminate upon the earlier to occur of the following dates:

                    The date upon which Company confirms that all of the Senior Secured Notes have been converted in accordance with the provisions of Section 10.7 of the Senior Note Purchase Agreement;
                    December 31, 2006; or
                    The date upon which a determination is made by the Company and Ingalls & Snyder Value Partners LP to terminate the Escrow Period.
               “Senior Note Purchase Agreement” means that certain Note Purchase Agreement dated as of July 25, 2005 by and among the Company and the purchasers identified therein pursuant to which the Company issued the Senior Secured Notes.
               “Senior Secured Notes” means the Company’s Senior Secured Notes due July 25, 2009.
               “Senior Secured Noteholders” means the registered holders of the Senior Secured Notes.
     During the Escrow Period, the Company and the Senior Secured Noteholders are aware that they are not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or the Senior Secured Noteholders or any other entity, or be subject to the debts of the Company or the Senior Secured Noteholders or any other entity.
          Appointment of and Acceptance by Escrow Agent. The Senior Secured Noteholders and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.
          Creation of Escrow Funds. On or prior to the date hereof, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled as follows: CanArgo Energy Corporation/Ingalls & Snyder LLC Escrow Account for the deposit of the Escrow Funds. The Company will wire good funds to the account of the Escrow Agent as follows:

Bank:	J.P. Morgan Chase
1 Chase Plaza
New York, NY 10005
Routing #:	021000021

Account #:	A/C 930-4-015689

Name on Account:	Ingalls & Snyder LLC

Name on Sub-Account:	Canargo Energy Corporation/Ingalls & Snyder LLC Escrow Account
          Deposits into the Escrow Account. The Company agrees that it shall promptly deliver the Tethys Prepayment Amount to Escrow Agent for deposit in the Escrow Account.
          Disbursements from the Escrow Account.
               The Escrow Agent will continue to hold such funds until Ingalls & Snyder Value Partners LP, acting on behalf of the Senior Secured Noteholders, and the Company execute a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction signed by the Company and Ingalls & Snyder Value Partners LP. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from the Company and Ingalls & Snyder Value Partners LP and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from Ingalls & Snyder Value Partners LP that the Escrow Agent already has on file.
               In the event Escrow Agent does not receive the amount of the Escrow Funds from the Company, Escrow Agent shall promptly notify Ingalls & Snyder Value Partners LP.
               In the event Escrow Agent does receive the amount of the Escrow Funds prior to expiration of the Escrow Period, in no event will the Escrow Funds be released to the Company or the Senior Secured Noteholders until such amount is received by Escrow Agent in collected funds. For purposes of this Agreement, the term “collected funds” shall mean all funds received by Escrow Agent which have cleared normal banking channels and are in the form of cash.
          Collection Procedure. Escrow Agent is hereby authorized to deposit the proceeds of each wire in the Escrow Account.
          Suspension of Performance: Disbursement Into Court. If at any time, there shall exist any dispute between the Company and the Senior Secured Noteholders with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent’s proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:
               suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys’ fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.
               Escrow Agent shall have no liability to the Company, the Senior Secured Noteholders, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent except for the Escrow Agent’s willful misconduct or gross negligence.
          Investment of Escrow Funds. Escrow Agent shall invest the Escrow Funds in: (i) an interest bearing money market fund or (ii) obligations issued or guaranteed by the United States Government with a maturity of nine (9) months or less, to be held for the benefit of the Escrow Account.
     If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall maintain the Escrow Funds, or such portion thereof, as to which no Joint Written Direction has been received, in an interest bearing money market fund.
          Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days’ prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days’ prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Senior Secured Noteholders and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent’s resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys’ fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.
          Liability of Escrow Agent.
               Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent’s willful misconduct or gross negligence. Escrow Agent’s sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained herein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Conversion Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Senior Secured Noteholders jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.
               Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court’s jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment, or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment, or decree may be subsequently reversed, modified, annulled, set aside or vacated.
          Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney’s fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Senior Secured Noteholders hereunder in writing, and the Senior Secured Noteholders and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Senior Secured Noteholders and/or the Company shall be required to pay such fees and expense if (a) the Senior Secured Noteholders or the Company agree to pay such fees and expenses, or (b) the Senior Secured Noteholders and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Senior Secured Noteholders and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party, the Company and/or the Senior Secured Noteholders and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Senior Secured Noteholders. The Senior Secured Noteholders and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Senior Secured Noteholders pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.
     The parties agree that neither payment by the Company or the Senior Secured Noteholders of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between the Senior Secured Noteholders and the Company, the respective rights and obligations of Senior Secured Noteholders, on the one hand, and the Company, on the other hand, under the Securities Purchase Agreement.
          Expenses of Escrow Agent. The Senior Secured Noteholders shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Senior Secured Noteholders, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.
          Warranties.
               Ingalls & Snyder Value Partners LP makes the following representations and warranties to Escrow Agent and the Company:
                    It has the full legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
                    This Agreement has been duly approved by all necessary legal action of Ingalls & Snyder Value Partners LP, including any necessary partner approval, has been executed by duly authorized officers of Ingalls & Snyder Value Partners LP, and is enforceable in accordance with its terms.
                    The execution, delivery, and performance of Ingalls & Snyder Value Partners LP of this Agreement will not violate, conflict with, or cause a default under the limited partnership agreement of Ingalls & Snyder Value Partners LP, any applicable law or regulation, any court order or administrative ruling or degree to which Ingalls & Snyder Value Partners LP is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.
                    Ingalls & Snyder Value Partners LP, by virtue of its holdings of Senior Secured Notes qualifies as the Required Holder (as defined in the Senior Note Purchase Agreement) and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions under this Agreement, all without further consent or direction form, or notice to, the remaining Senior Secured Noteholders or any other party.
                    No party other than the parties hereto and the Senior Secured Noteholders have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.
                    All of the representations and warranties of Ingalls & Snyder Value Partners LP contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.
               The Company makes the following representations and warranties to the Escrow Agent and Ingalls & Snyder Value Partners LP
                    The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
                    This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.
                    The execution, delivery, and performance by the Company of this Agreement is in accordance with the Conversion Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, as amended, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation to the Conversion Agreement, to which the Company is a party.
                    Each of Dr. David Robson and Vincent McDonnell has been appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company’s Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.
                    No party other than the parties hereto and the Senior Secured Noteholders have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.
                    All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.
          Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the Southern District of New York shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Supreme Court of State of New York in New York County, shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.
          Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:

If to Senior Secured Noteholders, to:	Ingalls & Snyder Value Partners, LP
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Attention: Edward H. Oberst
Telephone: (212) 269-7897
Facsimile: (212) 269-4177

If to Escrow Agent, to:	Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Attention: Edward H. Oberst
Telephone: (212) 269-7897
Facsimile: (212) 269-4177

If to the Company, to:	CanArgo Energy Corporation
P.O. Box 291
St. Peter Port
Guernsey, British Isles GY1 3RR
Attention: Dr. David Robson/Vincent McDonnell
Telephone: (44) 1481 729 980
Facsimile: (44) 1481 729 982

With a copy to:	Satterlee Stephens Burke & Burke LLP
230 Park Avenue, Suite 1130
New York, NY 10169
Attention: Peter A. Basilevsky, Esq.
Telephone: (212) 818-9200
Facsimile: (212) 818-9606
Or to such other address as each party may designate for itself by like notice.

          Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.
          Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York .
          Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.
          Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Senior Secured Noteholders, the Company, or the Escrow Agent.
          Execution of Counterparts. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.
          Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

CANARGO ENERGY CORPORATION

By:

Name:
Title:

INGALLS & SNYDER VALUE PARTNERS, LP

By:

Name: Thomas Boucher
Its: General Partner

ESCROW AGENT

INGALLS & SNYDER LLC

By:

Name: Edward H. Oberst
Title:

SCHEDULE 3
Form of Senior Note Guaranty

SCHEDULE 3
GUARANTY AGREEMENT
     This Guaranty Agreement (the “Agreement”) is made as of the 28 day of June, 2006 by the persons set forth on the signature pages hereto (the “Subordinated Noteholders”) for the benefit of the holders of the Notes issued pursuant to that certain Note Purchase Agreement dated as of 25 July 2005 by and among the Company, Ingalls & Snyder Value Partners L.P. and the Purchasers (as defined therein, and together with Ingalls & Snyder Value Partners L.P., the “Senior Noteholders”) (the “Senior Note Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings given them in that certain Conversion Agreement dated as of the 28 day of June, 2006 by and among the persons set forth on the signature pages there to (the “Conversion Agreement”).
RECITALS
     WHEREAS, the Company, Persistency, and certain other parties set forth on Schedule 1 thereto have entered into the Conversion Agreement, pursuant to which the Subordinated Noteholders have agreed to convert all of their outstanding interest in the Subordinated Notes to Tethys Common Stock on the consummation of the Tethys IPO; and
     WHEREAS, the Senior Noteholders have a secured interest in all of the shares of Tethys Common Stock, and partial release of that secured interest is required in order for the Subordinated Notes to convert into Tethys shares; and
     WHEREAS, the Senior Noteholders have agreed to release certain rights and provide certain consent to permit the occurrence of the Tethys IPO and related transactions; and
     WHEREAS, the Subordinated Noteholders desire to induce the Senior Noteholders to convert their shares outstanding under the Senior Notes to Tethys Common Stock prior to the Tethys IPO; and
     WHEREAS, the Senior Noteholders desire to gain assurance that the Senior Notes will be paid off in full for at least one-half of their aggregate face value; and
     WHEREAS, each of the Subordinated Noteholders acknowledges that it will derive substantial benefits from the release of certain rights by the Senior Noteholders;
     NOW, THEREFORE, in consideration of the previous recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and to induce the Senior Noteholders to release as much of their interest as is necessary to allow the Subordinated Notes to convert into Tethys shares, each of the Subordinated Noteholders, intending to be legally bound, hereby agrees for the benefit of the Senior Noteholders as follows:

Section 1: Guaranty
1.1	Each Subordinated Noteholder hereby agrees to issue a guaranty to the Senior Noteholders for an amount equal to one-half of the principal amount of Subordinated Notes held by such Subordinated Noteholder, as set forth below the name of each Subordinated Noteholder on the signature pages hereto, which guaranty shall last for as long as the Senior notes shall remain outstanding (each a “Senior Note Guaranty,” and together the “Senior Note Guaranties”). The aggregate amount of the Senior Note Guaranties shall be $6,500,000.

1.2	The Senior Note Guaranties shall take effect on the release by the Senior Noteholders of their interest in Tethys Common Stock in the amount contemplated by this Agreement.

1.3	The Senior Note Guaranties shall be drawn on by the Senior Noteholders, or Ingalls & Snyder LLC as agent for the Senior Noteholders, only in the case of an event of default as defined in the Senior Note Purchase Agreement.

1.4	The Senior Note Guaranties shall be allocated to the Senior Noteholders on a pro rata basis according to the percentage of Senior Notes held by each Senior Noteholder.

1.5	The Senior Note Guaranties shall be transferable or assignable only in connection with a transfer or assignment of the Senior Notes or any portion thereof, and any such transfer or assignment of the Senior Note Guaranties shall be limited to the amount of Senior Notes thereby transferred or assigned.

1.6	This Agreement shall be executed in concert and contemporaneously with the Conversion Agreement to which it is attached.

1.7	Each Subordinated Noteholder hereby represents and warrants that is financially capable of fulfilling any Senior Note Guaranty given by it under this Agreement, and agrees to take steps to maintain such capability for so long as such Senior Note Guaranty shall remain effective.
Section 2: General
2.1	Neither party shall be entitled to assign in whole or in part any rights and/or obligations arising under this Agreement to a third party without the prior written consent of the other party, except as set forth in Section 1 of this Agreement.

2.2	Each provision of this Agreement shall be construed separately and (save as otherwise expressly provided herein) none of the provisions hereof shall limit or govern the extent, application or construction of any other of them and notwithstanding that any provision of this Agreement may prove to be illegal or unenforceable the remaining provisions of this Agreement shall continue in full force and effect.

2.3	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

2.4	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
[signature pages follow]

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first above written.

SENIOR SUBORDINATED NOTEHOLDERS

PERSISTENCY

By:

Name:

Title:

Guaranty Amount: $

PENRITH LTD

By:

Name:

Title:

Guaranty Amount: $

THOMAS L GIPSON

Guaranty Amount: $

ROBERT L GIPSON

Guaranty Amount: $

SIGNATURE PAGE TO THE SENIOR NOTE GUARANTY

AGREED AND ACKNOWLEDGED

SENIOR NOTEHOLDERS

INGALLS & SNYDER LLC

By:

Name:

Title:

INGALLS & SNYDER VALUE PARTNERS L.P.

By:

Name:

Title:

SCHEDULE 4
Form of Warrant Certificate
(Subordinated Noteholders)

SCHEDULE 4
FORM OF WARRANT
(Subordinated Noteholders)
THE WARRANTS REPRESENTED HEREBY AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (COLLECTIVELY, THE “WARRANT SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS. THE WARRANT SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.
CANARGO ENERGY CORPORATION
Incorporated Under the Laws of the State of Delaware
     No. ___                                                                                                                                     ________Common Stock Purchase Warrants
CERTIFICATE FOR COMMON STOCK
PURCHASE WARRANTS
1. Warrant, This Warrant Certificate certifies that                                         , or registered assigns (the “Registered Holder”), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the common stock, $.10 par value (a “Share”), of CanArgo Energy Corporation, a Delaware corporation (the “Company”), from the Company at a purchase price of One Dollar ($1.00) (the “Exercise Price”) at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.
Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.
     This Warrant is one of several warrants in substantially identical form issued pursuant to the provisions of that certain Conversion Agreement dated June 28, 2006 by and among the Company, Pesistency, a company incorporated under the laws of the Cayman Islands, and the persons whose names and addresses are set out in Schedule 1 attached thereto (the “Subordinated Noteholders” and individually a “Subordinated Noteholder”)(the “Conversion Agreement”). Any capitalized terms not otherwise expressly defined herein shall have the meaning ascribed thereto in the Conversion Agreement.
2. Restrictive Legends. Each Warrant Certificate shall bear legends substantially in the form of the legends that appear at the beginning of this Warrant Certificate. Each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the “Act”), shall bear a legend in substantially the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITES ACT OF 1933, AS AMENDED (THE“ACT”) OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND SUCH APPLICABLE LAWS OF OTHER JURISDICTIONS. THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.”
Each such certificate representing Shares may also bear such legend relating to the issuance of such Shares pursuant to any applicable securities laws as counsel for the Company shall reasonably deem appropriate.
3. Exercise. Subject to the terms hereof: the Warrants, evidenced by this Warrant Certificate, may be exercised at the Exercise Price in whole or in part at any time during the period (the “Exercise Period”) commencing on the next Business Day after the Conversion Date as contemplated by Section 4 of the Conversion Agreement and terminating at the close of business on the earlier of: (i) September 1, 2009; (ii) or shall be exercised on such sooner date at the election of the Company and upon at least thirty (30) days prior written notice to the Registered Holder in the event that: (a) the Manavi M12 well indicates, by way of an independent engineering report, sustainable production, if developed, in excess of 7,500 barrels of oil per day or (b) all the warrants originally issued under that certain Note and Warrant Purchase Agreement dated as of March 3, 2006 by and among the Company and the purchasers listed therein are exercised by the holders thereof and the average closing price for the

Company’s Common Stock on the American Stock Exchange or, if the Common Stock is not then listed for trading on the American Stock Exchange (“AMEX”) then the Oslo Stock Exchange, is above U.S. $2.00 (or its equivalent in NOK, and in any case adjusted for any stock dividends, stock split, its reverse split, recapitalization or reorganization) for a period of five consecutive trading days; or (iii) in the event the Tethys IPO does not occur on or prior to December 31, 2006, then December 31, 2006 (the “Expiration Date”). The Exercise Period may also be extended by the Company’s Board of Directors.
     A Warrant shall be deemed to have been exercised in immediately prior to the close of business on the date (the “Exercise Date”) of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.
     The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants (“Warrant Shares”) shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or script or cash with respect thereto, but, if Company elects not to issue a fractional share, the Company will pay a cash adjustment in respect of any fraction of a Warrant Share which would otherwise be issuable in an amount equal to the same fraction of the amount by which the market price of a Share on the date of exercise exceeds the Exercise Price, such market price to be determined in good faith by the Board of Directors of the Company. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.
     Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.
     The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.
4. Net Issue Conversion. Notwithstanding anything in this Warrant to the contrary, the Registered Holder hereof may, subject to the prior concurrence of the Company, in lieu of exercising this Warrant in the manner provided above in Section 3, elect to convert this Warrant into Warrant Shares equal in number to the value of the exercised Warrants by so indicating on the Form of Election to Purchase attached hereto, in which event the Registered Holder shall receive a number of Warrant Shares equal to following shall occur.

[(X multiplied by (Y minus Z)] divided by Y;
where:
X = Number of Warrants Converted
Y = Fair Market Value of one share of Common Stock
Z = Exercise Price
For purposes of the above, “Fair Market Value” shall equal the closing price for the Company’s Common Stock on the Exercise Date, as reported on the AMEX or, if the Common Stock is not then listed for trading on the AMEX, then the dollar equivalent of such closing price as reported on the Oslo Stock Exchange on the Exercise Date.
5. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.
     The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrants and Warrant Shares on exercise of the Warrants. In the event the Warrants or Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.
6. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable foreign and United States federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefore the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.
     The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form and substance satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

     All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.
7. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other reasonable regulations as the Company may prescribe.
8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant or to be delivered upon the redemption of Warrants hereunder shall be subject to adjustment from time to time upon the happening of certain events (“Adjustment Event”), as follows:
     (a) If the Company shall, at any time prior to the complete exercise of the Warrants evidenced hereby, declare or pay to the holders of its outstanding Shares, a dividend payable in any kind of shares of stock or other securities of the Company, or in property, or otherwise than in cash, the Registered Holder upon thereafter exercising the Warrants evidenced hereby as herein provided shall be entitled to receive for the Exercise Price, in addition to one Warrant Share, such additional share or shares of stock or scrip representing fractions of a share or other securities or property as the Registered Holder would have received in the form of such dividend if he had been the holder of record of such Warrant Share on the record date for the determination of common stockholders entitled to receive such dividend.
     (b) If the Company shall, while any Warrants evidenced hereby remain in force, effect a recapitalization of such character that the Shares covered hereby shall be changed into or become exchangeable for a larger or smaller number of shares, then thereafter, the number of Shares which the Registered Holder shall be entitled to purchase hereunder, shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of the Company by reason of such recapitalization, and the Exercise Price (per Share) shall in the case of an increase in the number of Shares be proportionately reduced, and in the case of a decrease in the number of shares be proportionately increased.
     (c) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Registered Holder exercised the Warrant immediately prior to such event.
     (d) In case the Company shall at any time prior to the exercise of a Warrant evidenced hereby make any distribution of its assets to holders of its Shares by way of a liquidating or partial liquidating dividend or by way of a return of capital, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of its incorporation, then the Registered Holder upon thereafter exercising such Warrant as herein provided after the date of record for the determination of those holders of Shares entitled to such distribution of assets, shall be entitled to receive for the Exercise Price, in addition to a Warrant Share, the amount of such assets (or at the option of the Company, a sum equal to the value thereof at the time of such distribution to holders of Shares as such value is determined by the Board of Directors of the Company in good faith) which would have been payable to the Registered Holder had he been the holder of record of such Warrant Share receivable upon exercise of such Warrant on the record date for the determination of those entitled to such distribution.
     The Company shall mail to the holder of this Certificate at least twenty (20) days prior to any Adjustment Event a notice specifying the date on which any such Adjustment Event is to occur together with a description thereof.
     In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.
9. Reduction in Exercise Price .
     (a) The Company’s Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company’s Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.
     (b) In the event the Company issues equity securities during the life of the Warrant (other than pursuant to the granting of stock options pursuant to employee stock option plans approved by the Company’s stockholders; or the exercise or conversion of outstanding warrants, stock options or convertible securities, including without limitation the conversion of the Senior Secured Notes due July 25, 2009 or the Senior Subordinated Convertible Guaranteed Notes due September 1, 2009) at a price per share of Common Stock or common stock equivalent less than the Exercise Price then in effect, such price per share determined net of all discounts, fees, costs and expenses incurred in connection with such issuance, then the Exercise Price shall be automatically reset to the lowest net effective price per share, without any further action of the holder of the Warrant. Notwithstanding the foregoing, in no event shall the number of Shares issuable to the holders of the Warrants pursuant to this Section 8 cause the holders of the Warrants collectively to own in excess of 19.9% of the outstanding Common Stock of the Company as at the date of the Note Purchase Agreement unless the Company has obtained the prior approval of its stockholders as required by Section 713 of the AMEX Company Guide as in effect from time to time, provided, however, that the Company shall use commercially reasonable efforts to diligently seek to obtain such approval of its stockholders.
10. Notices. All notices, demands, elections, requests and communications provided for hereunder shall be in writing and sent
     (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
     (b) by registered or certified mail with return receipt requested (postage prepaid), or
     (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
          (i) if to the Registered Holder or its nominee, to the Registered Holder or its nominee at the address of the Registered Holder as set forth on the books maintained by the Company, or at such other address as such Registered Holder or nominee shall have specified to the Company in writing,
          (ii) if to the Company, to the Company at its principal executive office to the attention of Chief Executive Officer, or at such other address as the Company shall have specified to the holder of each Warrant in writing.
     Notices under this Section 10 will be deemed given only when actually received.
11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, where the Company maintains its registered offices. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.
     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ___day of ___, 2006.

CanArgo Energy Corporation

By:
Title:

CanArgo Energy Corporation
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT — as tenants by the entireties
JR TEN — as joint tenants with right	(Cust) (Minor)
of survivorship and not as tenants in	under Uniform Gifts
common	to Minor Act .
(State)
Additional abbreviations may also be used though not in the above list.
FORM OF ASSIGNMENT
(To be Executed by the Registered Holder if He
Desires to Assign Warrants Evidenced by the
Within Warrant Certificate)
     FOR VALUE RECEIVED                                             hereby sells, assigns and transfers (                    ) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint                                         Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.

Dated:	.	.
Signature
Notice: The above signature must correspond with the name as written upon the Face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signature Guaranteed:
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

FORM OF ELECTION TO PURCHASE
(To be Executed by the Holder if he Desires to Exercise
the Warrants Evidenced by the Warrant Certificate)
To CanArgo Energy Corporation:
     [The undersigned hereby irrevocably elects to exercise                     (                    ) Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder,                                         (                    ) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $                     and payment of any applicable taxes.
   OR
     [The undersigned hereby irrevocably elects to convert                     (                    ) Warrants, evidenced by the within Warrant Certificate, and to acquire Warrant Shares pursuant to the “Net Issue Conversion” provision in Section 4 thereof, and, upon payment of any applicable taxes, to acquire Warrant Shares thereunder.]
     The undersigned hereby warrants and represents that he/it is an “accredited investor” as defined under Rule 501(a) of the Securities Act of 1933, as amended and accordingly the Warrants being exercised and the securities deliverable upon exercise thereof have been registered under the Act or are exempt from registration thereunder.
     Please register the certificates for such share as follows:
Please insert taxpayer identification
Or social security number (if any)                                                            .

(Please print name)

(Please print address)
     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be registered in the name of the undersigned at the following address and deliver the Certificate to that address:

(Please print address)
(SIGNATURES CONTINUED ON FOLLOWING PAGE)

Dated:	Signature:

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever. If the certificate representing the shares is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.
Signature Guaranteed:                                                                                                      .
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

SCHEDULE 5
Form of Warrant Certificate
(Persistency)

SCHEDULE 5
FORM OF WARRANT
(Persistency)
THE WARRANTS REPRESENTED HEREBY AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (COLLECTIVELY, THE “WARRANT SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS. THE WARRANT SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.
CANARGO ENERGY CORPORATION
Incorporated Under the Laws of the State of Delaware

No.	Common
Stock Purchase Warrants
CERTIFICATE FOR COMMON STOCK
PURCHASE WARRANTS
1. Warrant, This Warrant Certificate certifies that Persistency, a company incorporated under the laws of the Cayman Islands (“Persistency”), or registered assigns (the “Registered Holder”), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the common stock, $.10 par value (a “Share”), of CanArgo Energy Corporation, a Delaware corporation (the “Company”), from the Company at a purchase price of One Dollar ($1.00) (the “Exercise Price”) at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.
     Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this

Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.
     This Warrant is issued pursuant to the provisions of that certain Conversion Agreement dated June 28, 2006 by and among the Company, Persistency and the persons whose names and addresses are set out in Schedule 1 attached thereto (the “Subordinated Noteholders” and individually a “Subordinated Noteholder”)(the “Conversion Agreement”). Any capitalized terms not otherwise expressly defined herein shall have the meaning ascribed thereto in the Conversion Agreement.
2. Restrictive Legends. Each Warrant Certificate shall bear legends substantially in the form of the legends that appear at the beginning of this Warrant Certificate. Each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the “Act”), shall bear a legend in substantially the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITES ACT OF 1933, AS AMENDED (THE“ACT”) OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND SUCH APPLICABLE LAWS OF OTHER JURISDICTIONS. THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.”
Each such certificate representing Shares may also bear such legend relating to the issuance of such Shares pursuant to any applicable securities laws as counsel for the Company shall reasonably deem appropriate.
3. Exercise. Subject to the terms hereof this Warrant Certificate, may be exercised at the Exercise Price in whole or in part at any time during the period (the “Exercise Period”) commencing on the next Business Day after the date hereof as contemplated by Section 4 of the Conversion Agreement and terminating at the close of business on the earlier of: (i) September 1, 2009; (ii) or shall be exercised on such sooner date at the election of the Company and upon at least thirty (30) days prior written notice to the Registered Holder in the event that: (a) the Manavi M12 well indicates, by way of an independent engineering report, sustainable production, if developed, in excess of 7,500 barrels of oil per day or (b) all the warrants originally issued under that certain Note and Warrant Purchase Agreement dated as of March 3, 2006 by and among the Company and the purchasers listed therein are exercised by the holders thereof and the average closing price for the Company’s Common Stock on the American Stock

Exchange or, if the Common Stock is not then listed for trading on the American Stock Exchange (“AMEX”) then the Oslo Stock Exchange, is above U.S. $2.00 (or its equivalent in NOK, and in any case adjusted for any stock dividends, stock split, its reverse split, recapitalization or reorganization) for a period of five consecutive trading days; or (iii) in the event the Tethys IPO does not occur on or prior to December 31, 2006, then December 31, 2006 (the “Expiration Date”). The Exercise Period may also be extended by the Company’s Board of Directors.
     A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the “Exercise Date”) of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.
     The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants (“Warrant Shares”) shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or script or cash with respect thereto, but, if Company elects not to issue a fractional share, the Company will pay a cash adjustment in respect of any fraction of a Warrant Share which would otherwise be issuable in an amount equal to the same fraction of the amount by which the market price of a Share on the date of exercise exceeds the Exercise Price, such market price to be determined in good faith by the Board of Directors of the Company. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.
     Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.
     The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.
4. Net Issue Conversion. Notwithstanding anything in this Warrant to the contrary, the Registered Holder hereof may, subject to the prior concurrence of the Company, in lieu of exercising this Warrant in the manner provided above in Section 3, elect to convert this Warrant into Warrant Shares equal in number to the value of the exercised Warrants by so indicating on the Form of Election to Purchase attached hereto, in which event the Registered Holder shall receive a number of Warrant Shares equal to following shall occur.

     [(X multiplied by (Y minus Z)] divided by Y;
     where:
     X = Number of Warrants Converted
     Y = Fair Market Value of one share of Common Stock
     Z = Exercise Price
For purposes of the above, “Fair Market Value” shall equal the closing price for the Company’s Common Stock on the Exercise Date, as reported on the AMEX or, if the Common Stock is not then listed for trading on the AMEX, then the dollar equivalent of such closing price as reported on the Oslo Stock Exchange on the Exercise Date.
5. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.
     The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrants and Warrant Shares on exercise of the Warrants. In the event the Warrants or Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.
6. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable foreign and United States federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefore the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.
     The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form and substance satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

     All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.
7. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other reasonable regulations as the Company may prescribe.
8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant or to be delivered upon the redemption of Warrants hereunder shall be subject to adjustment from time to time upon the happening of certain events (“Adjustment Event”), as follows:
     (a) If the Company shall, at any time prior to the complete exercise of the Warrants evidenced hereby, declare or pay to the holders of its outstanding Shares, a dividend payable in any kind of shares of stock or other securities of the Company, or in property, or otherwise than in cash, the Registered Holder upon thereafter exercising the Warrants evidenced hereby as herein provided shall be entitled to receive for the Exercise Price, in addition to one Warrant Share, such additional share or shares of stock or scrip representing fractions of a share or other securities or property as the Registered Holder would have received in the form of such dividend if he had been the holder of record of such Warrant Share on the record date for the determination of common stockholders entitled to receive such dividend.
     (b) If the Company shall, while any Warrants evidenced hereby remain in force, effect a recapitalization of such character that the Shares covered hereby shall be changed into or become exchangeable for a larger or smaller number of shares, then thereafter, the number of Shares which the Registered Holder shall be entitled to purchase hereunder, shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of the Company by reason of such recapitalization, and the Exercise Price (per Share) shall in the case of an increase in the number of Shares be proportionately reduced, and in the case of a decrease in the number of shares be proportionately increased.
     (c) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Registered Holder exercised the Warrant immediately prior to such event.
     (d) In case the Company shall at any time prior to the exercise of a Warrant evidenced hereby make any distribution of its assets to holders of its Shares by way of a liquidating or partial liquidating dividend or by way of a return of capital, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of its incorporation, then the Registered Holder upon thereafter exercising such Warrant as herein provided after the date of record for the determination of those holders of Shares entitled to such distribution of assets, shall be entitled to receive for the Exercise Price, in addition to a Warrant Share, the amount of such assets (or at the option of the Company, a sum equal to the value thereof at the time of such distribution to holders of Shares as such value is determined by the Board of Directors of the Company in good faith) which would have been payable to the Registered Holder had he been the holder of record of such Warrant Share receivable upon exercise of such Warrant on the record date for the determination of those entitled to such distribution.
     The Company shall mail to the holder of this Certificate at least twenty (20) days prior to any Adjustment Event a notice specifying the date on which any such Adjustment Event is to occur together with a description thereof.
     In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.
9. Reduction in Exercise Price.
     (a) The Company’s Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company’s Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.
     (b) In the event the Company issues equity securities during the life of the Warrant (other than pursuant to the granting of stock options pursuant to employee stock option plans approved by the Company’s stockholders; or the exercise or conversion of outstanding warrants, stock options or convertible securities, including without limitation the conversion of the Senior Secured Notes due July 25, 2009 or the Senior Subordinated Convertible Guaranteed Notes due September 1, 2009) at a price per share of Common Stock or common stock equivalent less than the Exercise Price then in effect, such price per share determined net of all discounts, fees, costs and expenses incurred in connection with such issuance, then the Exercise Price shall be automatically reset to the lowest net effective price per share, without any further action of the holder of the Warrant. Notwithstanding the foregoing, in no event shall the number of Shares issuable to the holders of the Warrants pursuant to this Section 8 cause the holders of the Warrants collectively to own in excess of 19.9% of the outstanding Common Stock of the Company as at the date of the Note Purchase Agreement unless the Company has obtained the prior approval of its stockholders as required by Section 713 of the AMEX Company Guide as in effect from time to time, provided, however, that the Company shall use commercially reasonable efforts to diligently seek to obtain such approval of its stockholders.
10. Notices. All notices, demands, elections, requests and communications provided for hereunder shall be in writing and sent
     (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
     (b) by registered or certified mail with return receipt requested (postage prepaid), or
     (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
          (i) if to the Registered Holder or its nominee, to the Registered Holder or its nominee at the address of the Registered Holder as set forth on the books maintained by the Company, or at such other address as such Registered Holder or nominee shall have specified to the Company in writing,
          (ii) if to the Company, to the Company at its principal executive office to the attention of Chief Executive Officer, or at such other address as the Company shall have specified to the holder of each Warrant in writing.
     Notices under this Section 10 will be deemed given only when actually received.
11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, where the Company maintains its registered offices. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.
     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ___ day of ___, 2006.

CanArgo Energy Corporation

By:

Title:

CanArgo Energy Corporation
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT — as tenants by the entireties
JR TEN — as joint tenants with right	(Cust) (Minor)
of survivorship and not as tenants in	under Uniform Gifts
common	to Minor Act .
(State)
Additional abbreviations may also be used though not in the above list.
FORM OF ASSIGNMENT
(To be Executed by the Registered Holder if He
Desires to Assign Warrants Evidenced by the
Within Warrant Certificate)
     FOR VALUE RECEIVED                                                              hereby sells, assigns and transfers (                    ) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint                                                              Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.

Dated: .	.
Signature
Notice: The above signature must correspond with the name as written upon the Face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signature Guaranteed:
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

FORM OF ELECTION TO PURCHASE
(To be Executed by the Holder if he Desires to Exercise
the Warrants Evidenced by the Warrant Certificate)
To CanArgo Energy Corporation:
     [The undersigned hereby irrevocably elects to exercise                      (                     ) Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder,                                          (                     ) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $                     and payment of any applicable taxes.
   OR
     [The undersigned hereby irrevocably elects to convert                      (                      ) Warrants, evidenced by the within Warrant Certificate, and to acquire Warrant Shares pursuant to the “Net Issue Conversion” provision in Section 4 thereof, and, upon payment of any applicable taxes, to acquire Warrant Shares thereunder.]
     The undersigned hereby warrants and represents that he/it is an “accredited investor” as defined under Rule 501(a) of the Securities Act of 1933, as amended and accordingly the Warrants being exercised and the securities deliverable upon exercise thereof have been registered under the Act or are exempt from registration thereunder.
     Please register the certificates for such share as follows:
Please insert taxpayer identification
Or social security number (if any)                                        .

(Please print name)

(Please print address)
     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be registered in the name of the undersigned at the following address and deliver the Certificate to that address:

(Please print address)
(SIGNATURES CONTINUED ON FOLLOWING PAGE)

Dated:                                                    Signature:                                                             .
NOTICE:           The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever. If the certificate representing the shares is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.
Signature Guaranteed:                                                                                  .
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.